702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
RYDEX SERIES FUNDS
U.S. Government Money Market Fund
(the “Fund”)
Supplement dated August 14, 2024 to the Fund’s currently effective Statutory Prospectuses (together, the “Prospectuses”).
This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, the introductory language under the heading “Performance Information” in the Fund’s “Fund Summary” is deleted in its entirety and replaced with the following.
PERFORMANCE INFORMATION
The following bar chart shows the performance of shares of the Fund from year to year. The Fund began operating as a “government money market fund” as that term is defined by Rule 2a‑7 on May 1, 2016. While the Fund primarily invested in government securities prior to May 1, 2016, it was not required to invest 99.5% of its total assets in government securities, cash, or fully collateralized repurchase agreements. As a result, the performance information presented below for periods prior to May 1, 2016 may have differed if the current investment strategy had been in effect during those periods. The variability of performance over time provides an indication of the risks of investing the Fund. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The performance information shown below is based on a calendar year.

Please retain this supplement for future reference.
SUPP‑SERIAH‑1‑0824x0825